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                                                                    EXHIBIT (24)


                             THE GORMAN-RUPP COMPANY

                          CERTIFICATE OF THE SECRETARY

     The undersigned hereby certifies that he is the duly elected, qualified and acting Corporate Secretary of The Gorman-Rupp Company, an Ohio corporation (the "Company"), and that the following resolutions were duly adopted by the Company's Board of Directors at a duly noticed and called meeting held on January 25, 1996 at which a quorum was present and acting throughout, which resolutions have not been amended, rescinded or modified and are in full force and effect on the date hereof.

     RESOLVED, that the officers of the Company, and each of them, hereby are authorized, for and on behalf of the Company, to prepare, sign and file, or cause to be prepared, signed and filed, with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, the Company's 1995 Annual Report on Form 10-K, and any and all amendments thereto, and to do or cause to be done all things necessary or advisable in connection therewith.

     FURTHER RESOLVED, that James C. Gorman, Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them, hereby are appointed attorneys for the Company, with full power of substitution, for and in the name, place and stead of the Company, to sign and file the Company's 1995 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with full power and authority to do and perform any and all acts necessary or advisable.

     FURTHER RESOLVED, that the officers of the Company and each of them, hereby are authorized, for and on behalf of the Company, to execute a power of attorney evidencing the foregoing appointments.

     IN WITNESS WHEREOF, I have hereunto signed this Certificate as of the 22nd day of March, 1996.

                                                 /s/ ROBERT E. KIRKENDALL
                                                 -------------------------------
                                                 Robert E. Kirkendall
                                                 Corporate Secretary

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                                                                    EXHIBIT (24)



                                POWER OF ATTORNEY


     The undersigned, The Gorman-Rupp Company (the "Company"), by the undersigned officer of the Company hereunto duly authorized, hereby appoints James C. Gorman, Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them, as attorneys for the Company with full power of substitution, for and in its name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 1995 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

     Executed this 22nd day of March 1996.

                                                  THE GORMAN-RUPP COMPANY



                                                  BY: /s/ ROBERT E. KIRKENDALL
                                                      --------------------------
                                                      Robert E. Kirkendall
                                                      Corporate Secretary

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                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

The undersigned Officers and Directors of The Gorman-Rupp Company (the "Company") hereby appoint James C. Gorman, Jeffrey S. Gorman, Robert E. Kirkendall, and Anthony R. Moore, and each of them, as attorneys for each of the undersigned, with full power of substitution, for and in the name, place and stead of each of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 1995 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed this 25th day of January 1996.


/s/ JAMES C. GORMAN                   Chairman, Principal Executive Officer
-----------------------------         and Director
James C. Gorman


/s/ KENNETH E. DUDLEY                 Treasurer and Principal Financial
-----------------------------         and Accounting Officer
Kenneth E. Dudley


/s/ WILLIAM A. CALHOUN                Director
-----------------------------
William A. Calhoun


/s/ PETER B. LAKE                     Director
-----------------------------
Peter B. Lake


/s/ BURTON PRESTON                    Director
-----------------------------
Burton Preston


-----------------------------         Director
John A. Walter


/s/ JEFFREY S. GORMAN                 Director
-----------------------------
Jeffrey S. Gorman


/s/ JAMES R. WATSON                   Director
-----------------------------
James R. Watson


/s/ THOMAS E. HOAGLIN                 Director
-----------------------------
Thomas E. Hoaglin

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